                                                                    EXHIBIT 99.5

               CERTIFICATION OF CHIEF FINANCIAL OFFICER

                  PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Standard Management Corporation for the quarter ended June 30, 2002, I, Paul B. ("Pete") Pheffer, President and Chief Financial Officer of Standard Management Corporation, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

                  (1) such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Standard Management Corporation.



                                       -----------------------------------------
August 14, 2002                        /s/ Paul B. ("Pete") Pheffer
                                       -----------------------------------------
                                       Paul B. ("Pete") Pheffer
                                       President and Chief Financial Officer